CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED STATEMENT OF INVESTMENTS
As of March 31, 2021

Investments—Corporate Loans (99.6%)		Footnotes	Industry	Reference Rate & Spread	Interest Rate	Maturity Date	Par / Principal Amount	Fair Value
First Lien Debt (75.6%)
AAdvantage Loyalty IP Ltd.	Term Loan	(2) (3) (4)	Aerospace & Defense	LIBOR + 475	5.50%	3/20/2028	$5,000,000	$5,117,200
Access CIG, LLC	Term Loan	(2) (3) (4)	High Tech Industries	LIBOR + 375	3.87%	2/27/2025	1,994,863	1,973,837
ACProducts, Inc.	Term Loan, Tranche B	(2) (3) (4)	Construction & Building	LIBOR + 650	7.50%	8/18/2025	1,462,500	1,490,653
Advanced Web Technologies Holding Company	Term Loan	(2) (3) (4) (5) (6)	Containers, Packaging & Glass	LIBOR + 600	7.00%	12/17/2026	2,947,953	2,959,425
Advanced Web Technologies Holding Company	Revolver	(4) (5) (6)	Containers, Packaging & Glass	LIBOR + 600	7.00%	12/17/2026	114,930	116,309
Allied Universal Holdco LLC	Term Loan, Tranche B	(2) (3) (4)	Business Services	LIBOR + 425	4.36%	7/10/2026	250,000	249,125
American Airlines, Inc.	Term Loan	(2) (3) (8)	Aerospace & Defense	FIXED	5.50%	4/20/2026	2,500,000	2,606,250
American Physician Partners, LLC	Term Loan, Tranche A	(2) (3) (4) (5)	Healthcare & Pharmaceuticals	LIBOR + 675	7.75%	12/21/2021	2,222,694	2,156,236
American Physician Partners, LLC	Delayed Draw Term Loan	(2) (3) (4) (5)	Healthcare & Pharmaceuticals	LIBOR + 675	7.75%	12/21/2021	419,497	406,954
American Physician Partners, LLC	Revolver	(2) (3) (4) (5) (6)	Healthcare & Pharmaceuticals	LIBOR + 675	7.75%	12/21/2021	146,253	140,646
Anchor Hocking, LLC	Term Loan	(4) (5)	Durable Consumer Goods	LIBOR + 1,175	12.75%	1/25/2024	669,700	648,939
Applied Technical Services	Term Loan	(2) (3) (4) (5) (6)	Business Services	LIBOR + 575	6.75%	12/29/2026	2,957,016	2,938,131
AppLovin Corporation	Term Loan, Tranche B	(2) (3) (4)	High Tech Industries	LIBOR + 350	3.61%	8/15/2025	1,994,898	1,991,387
Apptio, Inc.	Term Loan	(2) (3) (4) (5)	Software	LIBOR + 725	8.25%	1/10/2025	2,665,555	2,685,546
Apptio, Inc.	Revolver	(2) (3) (4) (5) (6)	Software	LIBOR + 725	8.25%	1/10/2025	71,006	72,337
ASP Navigate Acquisition Corporation	Term Loan	(2) (3) (4)	Healthcare & Pharmaceuticals	LIBOR + 450	5.50%	10/6/2027	997,500	995,006
At Home Holding III, Inc.	Term Loan	(2) (3) (4) (5)	Retail	LIBOR + 900	10.00%	7/27/2022	1,703,850	1,703,671
Athenahealth, Inc.	Term Loan, Tranche B1	(2) (3) (4)	Healthcare & Pharmaceuticals	LIBOR + 425	4.45%	2/11/2026	3,000,000	3,002,490
Aveanna Healthcare, LLC	Term Loan	(2) (3) (4)	Healthcare & Pharmaceuticals	LIBOR + 425	5.25%	3/18/2024	1,492,241	1,484,780
Aveanna Healthcare, LLC	Incremental Term Loan	(2) (3) (4)	Healthcare & Pharmaceuticals	LIBOR + 625	7.25%	3/18/2024	995,000	999,975
Avenu Holdings, LLC	Term Loan	(2) (3) (4) (5)	Sovereign & Public Finance	LIBOR + 525	6.25%	9/28/2024	3,817,555	3,817,555
Barnes & Noble, Inc.	Term Loan	(2) (3) (4) (5)	Retail	LIBOR + 733	8.33%	8/7/2024	1,646,500	1,556,272
BidFair MergerRight, Inc.	Term Loan, Tranche B	(2) (3) (4)	Consumer Services	LIBOR + 475	5.50%	1/15/2027	500,000	501,875
Blackboard, Inc.	Term Loan, Tranche B5	(2) (3) (4)	Software	LIBOR + 600	7.00%	6/30/2024	1,992,437	1,983,969
Bluecat Networks (USA), Inc.	Term Loan	(2) (3) (4) (5)	High Tech Industries	LIBOR + 625	7.25%	11/2/2026	3,211,009	3,208,761
Bright Bidco B.V.	Term Loan, Tranche B	(4)	Retail	LIBOR + 350	4.50%	6/30/2024	2,000,000	1,520,900
C&D Technologies, Inc.	Term Loan, Tranche B	(2) (3) (4)	High Tech Industries	LIBOR + 575	5.86%	12/20/2025	2,992,347	2,954,943
Cano Health LLC	Term Loan	(2) (3) (4)	Healthcare & Pharmaceuticals	LIBOR + 475	5.50%	11/23/2027	1,461,985	1,460,747
Chemical Computing Group	Term Loan, Tranche A	(2) (3) (4) (5) (6)	Software	LIBOR + 500	6.00%	8/30/2023	2,173,360	2,173,360
CommerceHub, Inc.	Term Loan, Tranche B	(2) (3) (4)	Software	LIBOR + 400	4.75%	12/29/2027	997,500	998,128
Da Vinci Purchaser Corporation	Term Loan	(2) (3) (4)	Healthcare & Pharmaceuticals	LIBOR + 400	5.00%	1/8/2027	2,987,475	2,986,549
DCA Investment Holdings, LLC	Term Loan	(2) (3) (4) (5)	Healthcare & Pharmaceuticals	LIBOR + 625	7.00%	3/12/2027	3,312,082	3,250,156
Designer Brands Canada, Inc.	Term Loan	(2) (3) (4) (5)	Retail	LIBOR + 850	9.75%	8/7/2025	221,618	217,850
Designer Brands, Inc.	Term Loan	(2) (3) (4) (5)	Retail	LIBOR + 850	9.75%	8/7/2025	1,994,558	1,960,650
DG Investment Holdings, Inc.	Delayed Draw Term Loan	(4)	Commercial Services & Supplies	LIBOR + 375	4.50%	3/18/2028	242,424	241,062

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED STATEMENT OF INVESTMENTS
As of March 31, 2021

Investments—Corporate Loans (99.6%)		Footnotes	Industry	Reference Rate & Spread	Interest Rate	Maturity Date	Par / Principal Amount	Fair Value
DG Investment Holdings, Inc.	Term Loan	(4)	Commercial Services & Supplies	LIBOR + 375	4.50%	3/18/2028	1,157,576	1,151,070
Diligent Corporation	Term Loan, Tranche B1	(2) (3) (4) (5) (6)	Telecommunications	LIBOR + 625	7.25%	8/4/2025	1,443,492	1,456,303
Diligent Corporation	Term Loan, Tranche B2	(2) (3) (4) (5)	Telecommunications	LIBOR + 575	6.75%	8/4/2025	1,700,000	1,679,940
DTI Holdco, Inc.	Term Loan, Tranche B	(2) (3) (4)	High Tech Industries	LIBOR + 475	5.75%	9/30/2023	3,855,357	3,713,403
EFS Cogen Holdings I LLC	Term Loan, Tranche B	(2) (3) (4)	Utilities	LIBOR + 350	4.50%	10/1/2027	975,035	970,023
Epicor Software Corporation	Term Loan	(2) (3) (4)	Software	LIBOR + 325	4.25%	7/30/2027	995,000	991,358
eResearchTechnology, Inc.	Term Loan	(2) (3) (4)	High Tech Industries	LIBOR + 450	5.50%	2/4/2027	2,000,000	2,000,940
Fluid-Flow Products, Inc.	Delayed Draw Term Loan	(4)	Commercial Services & Supplies	LIBOR + 375	4.25%	3/31/2028	480,000	477,000
Fluid-Flow Products, Inc.	Term Loan	(4)	Commercial Services & Supplies	LIBOR + 375	4.25%	3/31/2028	2,520,000	2,504,250
Gainwell Acquisition Corporation	Term Loan, Tranche B	(2) (3) (4)	Healthcare & Pharmaceuticals	LIBOR + 400	4.75%	10/1/2027	2,495,000	2,482,525
GI Revelation Acquisition LLC	Term Loan	(2) (3) (4)	High Tech Industries	LIBOR + 500	5.11%	4/16/2025	1,223,156	1,223,156
Grab Holdings, Inc.	Term Loan, Tranche B	(4)	Software	LIBOR + 450	5.50%	1/29/2026	2,000,000	2,030,000
Granite Holdings US Acquisition Company	Term Loan, Tranche B	(2) (3) (4)	Energy Equipment & Services	LIBOR + 400	4.17%	9/30/2026	2,484,111	2,474,796
Greenhouse Software, Inc.	Term Loan	(2) (3) (4) (5)	Software	LIBOR + 650	7.50%	3/1/2027	7,598,039	7,410,539
Hampton Rubber Company	Term Loan	(4) (5) (6) (7)	Capital Goods	LIBOR + 650, 1.75% PIK	9.25%	1/9/2026	6,050,631	5,920,085
Hawkeye AcquisitionCo, LLC	Second Amendment Incremental Term Loan	(2) (3) (4) (5)	Aerospace & Defense	LIBOR + 675	7.75%	11/19/2026	2,036,470	1,962,333
Helios Buyer, Inc.	Revolver	(4) (5) (6)	Consumer Services	LIBOR + 600	7.00%	12/15/2026	385,478	382,331
Helios Buyer, Inc.	Term Loan	(2) (3) (4) (5) (6)	Consumer Services	LIBOR + 600	7.00%	12/15/2026	4,296,654	4,268,066
Helios Software Holdings, Inc.	Term Loan, Tranche B	(2) (3) (4)	Software	LIBOR + 375	3.93%	3/5/2028	3,000,000	2,975,640
Hercules Borrower LLC	Term Loan	(2) (3) (4) (5) (6)	Environmental Industries	LIBOR + 650	7.50%	12/14/2026	6,197,362	6,097,753
Higginbotham Insurance Agency, Inc.	Term Loan	(2) (3) (4) (5) (6)	Banking, Finance, Insurance & Real Estate	LIBOR + 575	6.50%	11/25/2026	3,901,734	3,930,234
Highline Aftermarket Acquisition, LLC	Term Loan, Tranche B	(2) (3) (4)	Automotive	LIBOR + 450	5.25%	11/9/2027	1,000,000	1,000,000
iCIMS, Inc.	Term Loan	(2) (3) (4) (5)	Software	LIBOR + 650	7.50%	9/12/2024	3,786,281	3,804,455
iCIMS, Inc.	Revolver	(2) (3) (5)	Software	LIBOR + 650	7.50%	9/12/2024	187,735	188,636
I-Logic Technologies Bidco Ltd.	Term Loan, Tranche B	(2) (3) (4) (5)	Software	LIBOR + 400	4.50%	2/16/2028	2,000,000	1,982,500
Individual FoodService Holdings, LLC	Delayed Draw Term Loan	(2) (3) (4) (5) (6)	Wholesale	LIBOR + 625	7.25%	6/30/2022	46,444	40,264
Individual FoodService Holdings, LLC	Term Loan, Tranche B	(2) (3) (4) (5)	Wholesale	LIBOR + 625	7.25%	11/22/2025	6,527,341	6,445,096
Individual FoodService Holdings, LLC	Revolver	(2) (3) (4) (5) (6)	Wholesale	LIBOR + 625	7.25%	11/22/2024	73,511	68,301
Infinite Bidco LLC	Term Loan	(2) (3) (4)	High Tech Industries	LIBOR + 375	4.25%	3/2/2028	1,560,000	1,547,005
Integrity Marketing Acquisition, LLC	Fourth Amendment Incremental Term Loan	(5) (6)	Healthcare & Pharmaceuticals	UNFUNDED	1.00%	8/27/2025	—	(90,000)
Internap Corporation	Term Loan	(2) (3) (4) (5) (7)	High Tech Industries	LIBOR + 450, 2.00% PIK	7.50%	5/8/2025	1,109,914	554,957

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED STATEMENT OF INVESTMENTS
As of March 31, 2021

Investments—Corporate Loans (99.6%)		Footnotes	Industry	Reference Rate & Spread	Interest Rate	Maturity Date	Par / Principal Amount	Fair Value
Intrado Corporation	Term Loan	(2) (3) (4)	Telecommunications	LIBOR + 400	5.00%	10/10/2024	1,994,859	1,928,909
ION Trading Finance Ltd.	Term Loan	(2) (3) (4)	Software	LIBOR + 375	3.95%	4/1/2028	2,250,000	2,247,188
ION Trading Technologies S.a.r.l.	Incremental Term Loan, Tranche B	(2) (3) (4)	Software	LIBOR + 400	5.00%	11/21/2024	940,239	939,581
iQOR US, Inc.	Term Loan	(2) (3) (4) (5)	Business Services	LIBOR + 750	8.50%	11/19/2024	748,124	759,346
iQOR US, Inc.	Term Loan	(2) (3) (4) (5) (7)	Business Services	LIBOR + 750, 5.00% PIK	13.50%	11/19/2025	1,676,355	1,647,019
Lealand Finance Company B.V.	Term Loan	(2) (3) (4) (5)	Capital Goods	LIBOR + 300	3.12%	6/28/2024	31,174	24,628
Mailgun Technologies, Inc.	Term Loan	(2) (3) (4) (5) (6)	High Tech Industries	LIBOR + 500	6.00%	3/26/2025	1,175,846	1,163,794
Maravai Intermediate Holdings, LLC	Term Loan, Tranche B	(2) (3) (4)	Healthcare & Pharmaceuticals	LIBOR + 425	5.25%	10/19/2027	1,828,333	1,837,475
Mattress Firm, Inc.	Term Loan, Tranche B	(2) (3) (4)	Retail	LIBOR + 525	6.25%	11/26/2027	975,000	987,188
Mavis Tire Express Services Corporation	Term Loan, Tranche B	(2) (3) (4)	Retail	LIBOR + 400	5.00%	3/20/2025	1,995,000	1,991,269
MI Windows and Doors, LLC	Term Loan	(2) (3) (4)	Durable Consumer Goods	LIBOR + 375	4.50%	12/15/2027	997,500	1,000,622
Mileage Plus Holdings LLC	Term Loan, Tranche B	(2) (3) (4)	Aerospace & Defense	LIBOR + 525	6.25%	6/25/2027	2,500,000	2,653,525
Moneygram International, Inc.	Term Loan, Tranche B	(2) (3) (4)	Banking, Finance, Insurance & Real Estate	LIBOR + 600	7.00%	6/30/2023	245,625	245,502
National Technical Systems, Inc.	Term Loan	(2) (3) (4) (5) (6)	Aerospace & Defense	LIBOR + 550	6.50%	6/12/2023	2,070,833	2,070,833
Navicure, Inc.	Incremental Term Loan, Tranche B	(2) (3) (4)	Healthcare & Pharmaceuticals	LIBOR + 400	4.11%	10/22/2026	994,987	994,371
Navitas Midstream Midland Basin, LLC	Term Loan, Tranche B	(2) (3) (4)	Energy: Oil & Gas	LIBOR + 450	5.50%	12/13/2024	997,423	996,176
NES Global Talent Finance US LLC	Term Loan, Tranche B	(2) (3) (4) (5)	Energy: Oil & Gas	LIBOR + 550	6.50%	5/11/2023	1,190,394	1,159,087
Netsmart Technologies, Inc.	Term Loan, Tranche B	(2) (3) (4)	Healthcare & Pharmaceuticals	LIBOR + 400	4.75%	10/1/2027	1,000,000	998,750
OneDigital Borrower LLC	Term Loan	(2) (3) (4)	Banking, Finance, Insurance & Real Estate	LIBOR + 450	5.25%	11/16/2027	843,750	843,050
OneDigital Borrower LLC	Delayed Draw Term Loan	(2) (3) (4) (6)	Banking, Finance, Insurance & Real Estate	LIBOR + 450	5.25%	11/16/2027	66,406	66,277
Optiv Security, Inc.	Term Loan	(2) (3) (4)	Software	LIBOR + 325	4.25%	2/1/2024	2,983,962	2,874,302
Packaging Coordinators Midco, Inc.	Term Loan	(2) (3) (4)	Containers, Packaging & Glass	LIBOR + 375	4.50%	9/30/2027	1,000,000	998,750
Panther Commercial Holdings L.P	Term Loan	(2) (3) (4)	Software	LIBOR + 450	5.00%	1/11/2028	2,500,000	2,492,200
Party City Holdings, Inc.	Term Loan	(2) (3) (8)	Retail	FIXED	8.75%	2/15/2026	750,000	772,500
Peraton Holding Corporation	Delayed Draw Term Loan, Tranche B	(2) (3) (4)	Aerospace & Defense	LIBOR + 375	4.50%	2/1/2028	1,275,338	1,274,279
Peraton Holding Corporation	Term Loan, Tranche B	(2) (3) (4)	Aerospace & Defense	LIBOR + 375	4.50%	2/1/2028	724,662	724,061
Playtika Holding Corporation	Term Loan, Tranche B	(2) (3) (4)	Software	LIBOR + 600	7.00%	12/10/2024	2,000,000	1,987,500
Pound Bidco, Inc.	Term Loan	(2) (3) (4) (5)	Software	LIBOR + 650	7.50%	2/1/2026	5,481,728	5,352,159
Proampac PG Borrower LLC	Term Loan	(2) (3) (4)	Containers, Packaging & Glass	LIBOR + 400	5.00%	11/3/2025	997,409	996,003

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED STATEMENT OF INVESTMENTS
As of March 31, 2021

Investments—Corporate Loans (99.6%)		Footnotes	Industry	Reference Rate & Spread	Interest Rate	Maturity Date	Par / Principal Amount	Fair Value
RealPage, Inc.	Term Loan	(2) (3) (4)	Software	LIBOR + 325	3.75%	4/23/2028	6,667,000	6,632,732
Redwood Services Group, LLC	Term Loan	(2) (3) (4) (5)	High Tech Industries	LIBOR + 600	7.00%	6/6/2023	1,377,548	1,377,548
Redwood Services Group, LLC	Delayed Draw Term Loan	(2) (3) (4) (5)	High Tech Industries	LIBOR + 600	7.00%	6/6/2023	160,233	160,233
Riveron Acquisition Holdings, Inc.	Term Loan	(2) (3) (4) (5)	Banking, Finance, Insurance & Real Estate	LIBOR + 575	6.75%	5/22/2025	3,037,374	3,067,748
RS Ivy Holdco, Inc.	Term Loan	(2) (3) (4)	Energy: Oil & Gas	LIBOR + 550	6.50%	12/23/2027	997,500	997,500
Sapphire Telecom, Inc.	Term Loan	(2) (3) (4) (5) (7)	Telecommunications	LIBOR + 625	7.25%	11/20/2025	4,190,850	3,567,252
Sapphire Telecom, Inc.	Revolver	(2) (3) (4) (5) (6) (7)	Telecommunications	LIBOR + 625	7.25%	11/20/2023	215,777	114,714
SkyMiles IP Ltd.	Term Loan, Tranche B	(2) (3) (4)	Aerospace & Defense	LIBOR + 375	4.75%	10/20/2027	1,000,000	1,049,000
Sophia, L.P.	Term Loan	(2) (3) (4)	Software	LIBOR + 375	4.50%	10/7/2027	997,500	996,253
Southern Graphics, Inc.	Term Loan, Tranche B	(4) (5)	Media: Advertising, Printing & Publishing	LIBOR + 650	7.50%	10/23/2023	1,423,000	1,421,719
Speedstar Holding Corporation	Term Loan	(2) (3) (4) (5)	Automotive	LIBOR + 700	8.00%	1/22/2027	6,739,336	6,587,842
Syncsort, Inc.	Term Loan, Tranche B	(2) (3) (4)	Software	LIBOR + 425	5.00%	3/19/2028	2,550,000	2,528,758
Team KGK, LLC	Term Loan	(5)	Energy: Oil & Gas	FIXED	8.25%	12/31/2028	10,000,000	9,900,000
Teneo Holdings LLC	Term Loan	(2) (3) (4)	Business Services	LIBOR + 525	6.25%	7/11/2025	1,261,440	1,257,971
The Leaders Romans Bidco Ltd.	Term Loan, Tranche C	(2) (3) (4) (5) (7)	Banking, Finance, Insurance & Real Estate	GBP LIBOR + 675, 3.50% PIK	10.34%	6/30/2024	£837,692	1,254,736
The Leaders Romans Bidco Ltd.	Term Loan, Tranche B	(2) (3) (4) (5) (7)	Banking, Finance, Insurance & Real Estate	GBP LIBOR + 650, 3.50% PIK	11.00%	6/30/2024	£4,320,739	5,941,676
The Leaders Romans Bidco Ltd.	Delayed Draw Term Loan, Tranche C	(2) (3) (4) (5) (6) (7)	Banking, Finance, Insurance & Real Estate	GBP LIBOR + 650, 3.50% PIK	11.00%	6/30/2024	£377,284	608,975
The Ultimate Software Group, Inc.	Incremental Term Loan	(2) (3) (4)	Software	LIBOR + 400	4.24%	5/4/2026	1,990,013	1,990,013
TLBFP, LLC	Term Loan	(5) (6) (7)	Business Services	14.00% PIK	14.00%	10/2/2025	5,927,727	5,875,087
Triton Water Holdings, Inc.	Term Loan	(2) (3) (4)	Beverage, Food & Tobacco	LIBOR + 350	4.00%	3/31/2028	3,400,000	3,384,054
Truck Hero, Inc.	Term Loan, Tranche B	(2) (3) (4)	Automotive	LIBOR + 375	4.50%	1/31/2028	2,000,000	1,993,620
Trump Card LLC	Term Loan, Tranche A	(2) (3) (4) (5)	Transportation: Cargo	LIBOR + 550	6.50%	4/21/2022	4,393,718	4,340,554
Trump Card LLC	Revolver	(2) (3) (4) (5) (6)	Transportation: Cargo	LIBOR + 550	6.50%	4/21/2022	23,827	22,674
Tutor Perini Corporation	Term Loan, Tranche B	(2) (3) (4)	Capital Goods	LIBOR + 475	5.75%	8/18/2027	995,000	1,004,950
VRC Companies, LLC	Eighth Amendment Incremental Term Loan	(4) (5) (6)	Business Services	LIBOR + 650	7.50%	3/31/2023	2,040,000	1,955,000
Wheel Pros, LLC	Term Loan	(2) (3) (4)	Automotive	LIBOR + 525	6.25%	11/6/2027	3,740,625	3,724,278
Whitewater Whistler Holdings, LLC	Term Loan	(2) (3) (4) (5)	Energy: Oil & Gas	LIBOR + 550	6.50%	3/21/2027	2,500,000	2,500,000
Windstream Services, LLC	Term Loan, Tranche B	(2) (3) (4)	Telecommunications	LIBOR + 625	7.25%	9/21/2027	1,992,463	1,990,591
YLG Holdings, Inc.	Incremental Term Loan	(2) (3) (4) (5)	Consumer Services	LIBOR + 625	7.25%	11/1/2025	1,203,917	1,196,332
YLG Holdings, Inc.	Delayed Draw Term Loan	(4) (5) (6)	Consumer Services	LIBOR + 625	7.25%	11/1/2025	421,806	416,832
Zelis Healthcare Corporation	Term Loan	(2) (3) (4)	Software	LIBOR + 350	3.62%	9/30/2026	1,988,725	1,979,616

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED STATEMENT OF INVESTMENTS
As of March 31, 2021

Investments—Corporate Loans (99.6%)		Footnotes	Industry	Reference Rate & Spread	Interest Rate	Maturity Date	Par / Principal Amount	Fair Value
First Lien Debt Total (Cost of $253,604,849)								$256,079,235

Second Lien Debt (23.2%)
1-800-Pack-Rat, LLC	Term Loan	(5) (6)	Commercial Services & Supplies	FIXED	13.00%	11/2/2025	$2,400,000	$2,325,000
Aimbridge Acquisition Co., Inc.	Term Loan	(2) (3) (4) (5)	Hotel, Gaming & Leisure	LIBOR + 750	7.62%	2/1/2027	1,712,000	1,518,544
ARCO BPS Holdings, Ltd.	Term Loan, Mezzanine	(2) (3) (4) (5) (7)	Banking, Finance, Insurance & Real Estate	EURIBOR + 850	8.50%	2/26/2024	€1,924,825	2,268,529
Aretec Group, Inc.	Term Loan	(2) (3) (4)	Banking, Finance, Insurance & Real Estate	LIBOR + 825	8.37%	10/1/2026	2,500,000	2,461,725
Brave Parent Holdings, Inc.	Term Loan	(4) (5)	Software	LIBOR + 750	7.62%	4/17/2026	3,812,317	3,812,317
Comet Acquisition, Inc.	Term Loan	(2) (3) (4) (5)	Business Services	LIBOR + 750	7.75%	10/26/2026	384,615	384,615
Drilling Info Holdings, Inc.	Incremental Term Loan, Tranche B	(4) (5)	Energy: Oil & Gas	LIBOR + 825	8.37%	7/30/2026	4,200,000	4,231,500
Ery North Tower OB Deck Member LLC	Term Loan	(4) (5)	Banking, Finance, Insurance & Real Estate	LIBOR + 1,050	12.50%	12/20/2022	5,326,579	5,006,985
Fastlane Parent Company, Inc.	Term Loan	(2) (3) (4) (5)	Automotive	LIBOR + 875	8.86%	12/21/2026	2,500,000	2,350,000
Gruden Acquisition, Inc.	Term Loan	(2) (3) (4) (5)	Aerospace & Defense	LIBOR + 850	9.50%	8/18/2023	5,000,000	4,875,000
Jazz Acquisition, Inc.	Term Loan	(2) (3) (4) (5)	Aerospace & Defense	LIBOR + 800	8.11%	6/18/2027	3,100,000	2,480,310
MLN US HoldCo LLC	Term Loan	(4)	Telecommunications	LIBOR + 875	8.85%	11/30/2026	5,000,000	2,440,650
Moneygram International, Inc.	Term Loan	(2) (3) (5) (7)	Banking, Finance, Insurance & Real Estate	FIXED	13.00%	6/11/2024	5,196,281	5,196,281
National Mentor Holdings, Inc.	Term Loan	(2) (3) (4) (5)	Healthcare & Pharmaceuticals	LIBOR + 725	8.00%	2/16/2029	5,000,000	5,037,500
PAI Holdco, Inc.	Term Loan	(2) (3) (4) (5) (7)	Automotive	LIBOR + 625, 2.00% PIK	9.25%	10/28/2028	3,399,825	3,369,907
Peraton Holding Corporation	Term Loan, Tranche B	(2) (3) (4) (5)	Aerospace & Defense	LIBOR + 775	8.50%	2/1/2029	4,600,000	4,531,000
Queensgate Gem UK Midco Ltd.	Term Loan, Mezzanine	(2) (3) (4) (5)	Hotel, Gaming & Leisure	GBP LIBOR + 975	10.94%	3/15/2022	£4,233,196	5,675,393
Quickbase, Inc.	Term Loan	(4) (5)	Software	LIBOR + 800	8.11%	4/2/2027	1,200,000	1,212,000
SonicWall US Holdings, Inc.	Term Loan	(2) (3) (4)	Software	LIBOR + 750	7.68%	5/18/2026	2,000,000	1,883,340
Tank Holding Corporation	Term Loan	(2) (3) (4) (5)	Capital Equipment	LIBOR + 825	8.36%	3/26/2027	9,793,548	9,861,123
TruGreen Limited Partnership	Term Loan	(2) (3) (4) (5)	Consumer Services	LIBOR + 850	9.25%	11/2/2028	2,000,000	2,000,400
Ultimate Baked Goods Midco, LLC	Term Loan	(2) (3) (4) (5)	Beverage, Food & Tobacco	LIBOR + 800	9.00%	8/9/2026	3,333,333	3,073,000
WP CPP Holdings, LLC	Term Loan	(2) (3) (4)	Aerospace & Defense	LIBOR + 775	8.75%	4/30/2026	3,000,000	2,645,010

Second Lien Debt Total (Cost of $79,731,688)								$78,640,129

Unsecured (0.8%)

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED STATEMENT OF INVESTMENTS
As of March 31, 2021

Investments—Corporate Loans (99.6%)		Footnotes	Industry	Reference Rate & Spread	Interest Rate	Maturity Date	Par / Principal Amount	Fair Value
Queensgate Gem UK Midco Ltd.	Term Loan	(2) (3) (5) (7)	Hotel, Gaming & Leisure	13.75% PIK	13.75%	3/15/2022	£2,199,394	$2,842,578
Unsecured Total (Cost of $2,914,341)								$2,842,578

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED STATEMENT OF INVESTMENTS
As of March 31, 2021

Investments—Corporate Loans (99.6%)	Footnotes	Industry	Reference Rate & Spread	Interest Rate	Maturity Date	Par / Principal Amount	Fair Value
Corporate Loans Total (Cost of $336,250,878)							$337,561,942

Investments—Collateralized Loan Obligations (23.9%)	Footnotes	Reference Rate & Spread	Interest Rate	Maturity Date	Par / Principal Amount	Fair Value
AGL CLO Ltd., Series 2020-9A, Class E	(2) (3) (4) (5) (8)	LIBOR + 726	7.50%	1/20/2034	$1,000,000	$966,132
AIG CLO, Series 2021-1A, Class E	(2) (3) (4) (5) (8)	LIBOR + 660	6.60%	4/22/2034	3,000,000	3,000,000
AMMC CLO Ltd., Series 2014-14A, Class B2L1	(2) (3) (4) (5) (8)	LIBOR + 735	7.57%	7/25/2029	1,500,000	1,489,094
Anchorage Capital CLO Ltd. , Series 2019-13A, Class ER	(2) (3) (4) (5) (8)	LIBOR + 670	7.00%	4/15/2034	2,400,000	2,352,000
Anchorage Capital CLO Ltd. , Series 2021-18A, Class E	(2) (3) (4) (5) (8)	LIBOR + 646	6.66%	4/15/2034	4,000,000	3,960,000
Apex Credit CLO Ltd., Series 2019-1A, Class D	(2) (3) (4) (5) (8)	LIBOR + 710	7.32%	4/18/2032	4,500,000	4,153,828
Bain Capital Credit CLO Ltd., Series 2019-4A, Class E	(2) (3) (4) (5) (8)	LIBOR + 748	7.70%	1/23/2033	2,000,000	1,990,030
Bain Capital Credit CLO Ltd., Series 2019-3A, Class E	(2) (3) (4) (5) (8)	LIBOR + 715	7.37%	10/21/2032	3,000,000	2,988,765
Barings CLO Ltd., Series 2017-1A, Class F	(4) (5) (8)	LIBOR + 745	7.67%	7/18/2029	2,500,000	2,269,830
Benefit Street Partners CLO Ltd., Series 2015-VIA, Class DR	(2) (3) (4) (5) (8)	LIBOR + 652	6.74%	10/18/2029	2,250,000	2,166,554
Benefit Street Partners CLO Ltd., Series 2014-IVA, Class DRR	(2) (3) (4) (5) (8)	LIBOR + 720	7.34%	1/20/2032	2,500,000	2,441,828
Benefit Street Partners CLO Ltd., Series 2016-10A, Class DRR	(2) (3) (4) (5) (8)	LIBOR + 675	6.99%	4/20/2034	3,500,000	3,432,187
BlueMountain CLO Ltd., Series 2019-24A, Class D	(2) (3) (4) (5) (8)	LIBOR + 390	4.12%	4/20/2031	2,000,000	1,997,000
BlueMountain CLO Ltd., Series 2019-24A, Class ER	(2) (3) (4) (5) (8)	LIBOR + 684	6.84%	4/20/2034	4,000,000	3,996,000
CIFC Funding Ltd., Series 2014-2RA, Class B2	(2) (3) (4) (5) (8)	LIBOR + 569	5.91%	4/24/2030	3,500,000	3,333,467
Dryden CLO Ltd., Series 2019-76A, Class E	(2) (3) (4) (5) (8)	LIBOR + 706	7.28%	10/20/2032	2,000,000	2,004,818
Dryden Senior Loan Fund, Series 2015-41A, Class ER	(2) (3) (4) (5) (8)	LIBOR + 530	5.54%	4/15/2031	1,265,000	1,167,568
KKR CLO Ltd., Series 10, Class ER	(2) (3) (4) (5) (8)	LIBOR + 650	6.68%	9/15/2029	3,000,000	2,889,627
LCM Ltd., Series 25X, Class C2	(2) (3) (4) (5)	LIBOR + 230	2.49%	7/20/2030	1,000,000	996,959
Long Point Park CLO Ltd., Series 2017-1A, Class D2	(2) (3) (4) (5) (8)	LIBOR + 560	5.82%	1/17/2030	3,000,000	2,785,755
Madison Park Funding Ltd., Series 2016-22A, Class CR	(2) (3) (4) (5) (8)	LIBOR + 200	2.24%	1/15/2033	2,500,000	2,451,580
Madison Park Funding Ltd., Series 2020-46A, Class E	(2) (3) (4) (5) (8)	LIBOR + 765	7.93%	10/15/2031	1,000,000	1,000,778
Madison Park Funding Ltd., Series 2020-47A, Class E	(2) (3) (4) (5) (8)	LIBOR + 746	7.71%	1/19/2034	700,000	698,674
Octagon Investment Partners Ltd., Series 2019-4A, Class E	(2) (3) (4) (5) (8)	LIBOR + 680	7.00%	5/12/2031	1,000,000	997,426
OZLM Ltd., Series 2014-8A, Class DRR	(2) (3) (4) (5) (8)	LIBOR + 608	6.30%	10/17/2029	2,500,000	2,332,158
Regatta Funding Ltd., Series 2018-4A, Class D	(2) (3) (4) (5) (8)	LIBOR + 650	6.72%	10/25/2031	3,000,000	2,906,283
Sound Point CLO Ltd., Series 2013-1A, Class B1R	(2) (3) (4) (5) (8)	LIBOR + 270	2.92%	1/26/2031	2,000,000	1,875,124
Symphony CLO Ltd., Series 2015-16A, Class ER	(2) (3) (4) (5) (8)	LIBOR + 610	6.34%	10/15/2031	2,000,000	1,879,952
Symphony CLO Ltd., Series 2020-23A, Class E	(2) (3) (4) (5) (8)	LIBOR + 765	7.82%	1/15/2034	2,300,000	2,320,426
Symphony CLO Ltd., Series 2021-26A, Class ER	(2) (3) (4) (5) (8)	LIBOR + 750	7.61%	4/20/2033	3,500,000	3,430,270
Trimaran Cavu Ltd., Series 2021-1A, Class E	(2) (3) (4) (5) (8)	LIBOR + 650	6.63%	4/23/2032	3,000,000	2,992,182
Voya CLO Ltd., Series 2013-1A, Class DR	(2) (3) (4) (5) (8)	LIBOR + 648	6.72%	10/15/2030	2,000,000	1,855,816
Voya CLO Ltd., Series 2016-2A, Class DR	(2) (3) (4) (5) (8)	LIBOR + 711	7.33%	7/19/2028	2,000,000	1,907,308
Wellfleet CLO Ltd., Series 2021-1A, Class E	(2) (3) (4) (5) (8)	LIBOR + 661	6.61%	4/20/2034	3,000,000	2,965,617
West CLO Ltd., Series 2014-2A, Class E	(2) (3) (4) (5) (8)	LIBOR + 604	6.26%	1/16/2027	1,000,000	843,072
Collateralized Loan Obligations Total (Cost of $81,641,545)						$80,838,108

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED STATEMENT OF INVESTMENTS
As of March 31, 2021

Investments—Common Stock (0.4%)	Footnotes	Industry	Units / Shares	Fair Value
Avenu Holdings, LLC	(5) (9) (10)	Sovereign & Public Finance	21,552	$59,980
Internap Corporation	(2) (3) (5) (9) (10)	High Tech Industries	237,679	157,225
iQOR US, Inc.	(2) (3) (5) (9) (10)	Business Services	55,976	760,208
Mailgun Technologies, Inc.	(5) (9) (10)	High Tech Industries	21,186	39,167
Tank Holding Corporation	(5) (9) (10)	Capital Equipment	200,000	221,091
Unifrutti Investments Ltd., Golden Shares, Class A	(2) (3) (5) (9) (10)	Beverage, Food & Tobacco	€167	152,709
Common Stock Total (Cost of $1,303,644)				$1,390,380

Investments—Corporate Bonds (3.9%)	Footnotes	Industry	Reference Rate & Spread	Interest Rate	Maturity Date	Par / Principal Amount	Fair Value
Secured (3.9%)
Air Canada Pass Through Trust, Series 2020, Class B	(8)	Aerospace & Defense	FIXED	9.00%	10/1/2025	$1,520,000	$1,668,678
British Airways Pass Through Trust, Series 2020-1, Class B	(8)	Aerospace & Defense	FIXED	8.38%	11/15/2028	983,251	1,118,781
Cartiere Villa Lagarina S.p.A.	(2) (3) (4) (5) (7)	Containers, Packaging & Glass	EURIBOR + 600, 5.50% PIK	11.50%	12/22/2025	€2,400,000	2,941,132
Tolentino S.p.A.	(2) (3) (4) (5) (7)	Containers, Packaging & Glass	EURIBOR + 600, 5.50% PIK	11.50%	12/22/2025	€900,000	1,102,924
Unifrutti Financing Plc	(2) (3) (5) (7)	Beverage, Food & Tobacco	7.50%, 1.00% PIK	8.50%	9/15/2026	€1,624,120	1,880,798
Unifrutti Financing Plc	(2) (3) (5) (7)	Beverage, Food & Tobacco	11.00% PIK	11.00%	9/15/2026	€3,925,968	4,546,433
Secured Total (Cost of $12,613,989)							$13,258,746

Unsecured (0.0%)
Digicel International Finance Ltd.	(2) (3) (8)	Telecommunications	FIXED	8.00%	12/31/2026	$48,337	$46,645
Unsecured Total (Cost of $27,624)							46,645
Corporate Bonds Total (Cost of $12,641,613)							$13,305,391

Investments—Preferred Stock (2.8%)	Footnotes	Industry	Reference Rate & Spread	Interest Rate	Maturity Date	Units / Shares	Fair Value
Apex Group Ltd., Series A-5	(2) (3) (5) (7)	Banking, Finance, Insurance & Real Estate	14.00% PIK	14.00%		€4,624	$5,352,144
Apex Group Ltd. , Series A-3	(2) (3) (5) (7)	Banking, Finance, Insurance & Real Estate	14.00% PIK	14.00%		€592	685,083
Apex Group Ltd. , Series A-1	(2) (3) (5) (7)	Banking, Finance, Insurance & Real Estate	14.00% PIK	14.00%		€1,302	1,506,514
Drilling Info Holdings, Inc., Series B	(5) (7)	Energy: Oil & Gas	13.50% PIK	13.50%	2/11/2028	581,006	581,006
Unifrutti Investments Ltd.	(2) (3) (5) (7)	Beverage, Food & Tobacco	11.00% PIK	11.00%		€512	444,003
Zippy Shell, Inc., Series A3	(5) (9) (10)	Commercial Services & Supplies				31,025	799,980
Preferred Stock Total (Cost of $9,500,573)							$9,368,730

CARLYLE TACTICAL PRIVATE CREDIT FUND
CONSOLIDATED STATEMENT OF INVESTMENTS
As of March 31, 2021

Investments—Warrant (0.3%)	Footnotes	Industry		Units / Shares	Fair Value
BLP Parent Corporation, Warrant Common Shares	(5) (9) (10)	Capital Goods	10/9/2030	18	$57,240
BLP Parent Corporation, Warrant Preferred Shares	(5) (9) (10)	Capital Goods	10/9/2030	30	94,728
Moneygram International, Inc., Warrants Call Exp 26Jun29	(2) (3) (9) (10)	Banking, Finance, Insurance & Real Estate	6/26/2029	110,687	726,107
SEI Holding Corporation, Warrant Common Shares	(5) (9) (10)	Capital Goods	10/9/2030	30	97,052
SEI Holding Corporation, Warrant Preferred Shares	(5) (9) (10)	Capital Goods	10/9/2030	51	164,722
Warrant Total (Cost of $329,164)					$1,139,849

Total Investments, at Fair Value (Cost of $441,667,417) (1)				130.9%	$443,604,400
Net Other Assets (Liabilities)				(30.9)%	$(104,780,072)
Net Assets				100.0%	$338,824,328
(1) All of the Fund's Senior Loans and Collateralized Loan Obligations, Common Stocks, Corporate Bonds issued as 144A, Private Asset Backed Debt, Real Estate Debt and Warrants, if applicable, which as of March 31, 2021 represented 130.9% of the company's net assets or 96.3% of the company's total assets. Certain investments are subject to contractual restrictions on sales.
(2) The security position has been segregated as collateral against outstanding borrowings.
(3) All or a portion of this security is owned by OCPC Credit Facility SPV LLC (the “SPV”). See Note 1, Organization..
(4) Represents the interest rate for a variable or increasing rate security, determined as [Reference Rate + Basis-point spread]. Stated interest rate represents the "all-in" rate as of March 31, 2021. Reference Rates are defined as follows:

EURIBOR	Euro London Interbank Offered Rate
GBP LIBOR	British Pound Sterling London Interbank Offered Rate
LIBOR	London Interbank Offered Rate
LOC	As defined by respective Letter of Credit Agreement
(5) The value of this security was determined using significant unobservable inputs. See Note 3. Fair Value Measurement.
(6) The Fund has an unfunded commitment to fund delayed draw and/or revolving senior secured loans. See Note 5. Commitments and Contingencies.
(7) Interest or dividend is paid-in-kind, when applicable.
(8) Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under the guidelines established by the Board of Trustees. These securities amount to $86,054,003 or 25.4% of the Fund's net assets at period end.
(9) Non-income producing security.
(10) Security acquired in transaction exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), and may be deemed to be “restricted securities” under the Securities Act, unless otherwise noted. As of March 31, 2021, the aggregate fair value of these securities is $3,330,209, or 1.0% of the Fund’s net assets.

See accompanying Notes to Consolidated Statement of Investments.

CARLYLE TACTICAL PRIVATE CREDIT FUND
NOTES TO CONSOLIDATED STATEMENT OF INVESTMENTS (Unaudited)
As of March 31, 2021

1. ORGANIZATION
Carlyle Tactical Private Credit Fund (together with its consolidated subsidiary, the “Fund”) is a Delaware statutory trust formed on December 13, 2017, and structured as an externally managed, non-diversified closed-end investment company. The Fund is managed by its Adviser, Carlyle Global Credit Investment Management L.L.C. (“CGCIM” or the “Adviser”), a wholly owned subsidiary of Carlyle Investment Management L.L.C. The Fund is registered under the Investment Company Act of 1940, as amended (together with the rules and regulations promulgated thereunder, the “Investment Company Act”) and operates as an interval fund. In addition, the Fund has elected to be treated, and intends to continue to comply with the requirements to qualify annually, as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (together with the rules and regulations promulgated thereunder, the “Code”). The Fund engages in a continuous offering of shares and will offer to make quarterly repurchases of shares at net asset value.
On June 4, 2018 (Commencement of Operations), the Fund completed its initial offering of shares of beneficial interest and subsequently commenced substantial investment operations. Effective November 4, 2019, the Fund changed its name from “OFI Carlyle Private Credit Fund” to “Carlyle Tactical Private Credit Fund”. Prior to October 24, 2019, the Fund’s Adviser was OC Private Capital, LLC, a joint venture between an affiliate of Invesco Ltd. and Carlyle Investment Management L.L.C., the parent company of CGCIM.
OCPC Credit Facility SPV LLC (the “SPV”) is a Delaware limited liability company that was formed on March 11, 2018. The SPV is a wholly owned subsidiary of the Fund and is consolidated in these consolidated financial statements commencing from the date of its formation, March 11, 2018.
The Fund’s investment objective is to produce current income. The Fund seeks to achieve its investment objective by opportunistically allocating its assets across a wide range of credit strategies. Under normal circumstances, the Fund will invest at least 80% of its assets in private credit instruments. The Fund will opportunistically allocate its investments in private credit instruments across any number of the following credit strategies: (a) liquid credit (including broadly syndicated loans); (b) direct lending (including first lien loans, second lien loans, unitranche loans and mezzanine debt); (c) opportunistic credit (including private credit solutions, special situations and market dislocations); (d) structured credit (including collateralized loan obligations, or “CLOs”); and (e) real assets (including liabilities secured by real assets). To a lesser extent, the Fund also may invest in distressed credit. The Fund may invest in additional strategies in the future. While some of the loans in which the Fund will invest pursuant to the foregoing may be secured, the Fund may also invest in debt securities that are either unsecured and subordinated to substantial amounts of senior indebtedness, or a significant portion of which may be unsecured. The Fund normally will invest in a number of different countries. There is no minimum or maximum limit on the amount of the Fund’s assets that may be invested in non-U.S. securities. The Fund’s portfolio composition is expected to change over time as the Adviser’s view changes on, among other things, the economic and credit environment (including with respect to interest rates) in which the Fund is operating.
The Fund may invest a substantial portion of its assets in loans to companies whose debt, if rated, is rated below investment grade, and, if not rated, would likely be rated below investment grade if it were rated (that is, below BBB- or Baa3, which is often referred to as “high yield” or “junk”). Exposure to below investment grade instruments involves certain risks, including speculation with respect to the borrower’s capacity to pay interest and repay principal.
To qualify as a RIC, the Fund must, among other things, meet certain source-of-income and asset diversification requirements and timely distribute to its shareholders generally at least 90% of its investment company taxable income, as defined by the Code, for each year. Pursuant to this election, the Fund generally does not have to pay corporate level taxes on any income that it distributes to shareholders, provided that the Fund satisfies those requirements.

CARLYLE TACTICAL PRIVATE CREDIT FUND
NOTES TO CONSOLIDATED STATEMENT OF INVESTMENTS (Unaudited) (Continued)

Effective January 1, 2020, Foreside Fund Services, LLC (the “Distributor”) serves as the Fund’s principal underwriter and the distributor of the Fund’s shares. The Fund offers Class A, Class I, Class L, Class M, Class N, and Class Y shares. The Fund began offering Class M shares effective May 15, 2020. During the reporting period through July 30, 2020, the Fund’s shares were offered for sale monthly through its Distributor at the then-current net asset value ("NAV") plus any applicable sales load. Effective July 30, 2020, the Fund began offering shares on a daily basis starting August 1, 2020 for all of its share classes. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications directly attributable to that class. Class A, L, M and Y have separate distribution and/or service plans under which they pay fees. Class I and Class N do not pay such fees. The sales load payable by each investor depends upon the amount invested by the investor in the Fund, but may range from 0.00% to 3.50%.
2. SIGNIFICANT ACCOUNTING POLICIES
Basis of Presentation
The consolidated financial statements have been prepared on the accrual basis of accounting in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”). The Fund is an investment company for the purposes of accounting and financial reporting in accordance with Financial Accounting Standards Board ("FASB") Accounting Standards Codification (“ASC”) Topic 946, Financial Services—Investment Companies (“ASC 946”). The consolidated financial statements include the accounts of the Fund and its wholly owned subsidiary, the SPV. All significant intercompany balances and transactions have been eliminated. U.S. GAAP for an investment company requires investments to be recorded at fair value. The carrying value for all other assets and liabilities approximates their fair value.
3. FAIR VALUE MEASUREMENTS
The Fund applies fair value accounting in accordance with the terms of FASB ASC Topic 820, Fair Value Measurement (“ASC 820”). ASC 820 defines fair value as the amount that would be exchanged to sell an asset or transfer a liability in an orderly transfer between market participants at the measurement date. The Fund values securities/instruments traded in active markets on the measurement date by multiplying the bid price of such traded securities/instruments by the quantity of shares or amount of the instrument held. The Fund may also obtain quotes with respect to certain of its investments, such as its securities/instruments traded in active markets and its liquid securities/instruments that are not traded in active markets, from pricing services, brokers, or counterparties (i.e., “consensus pricing”). When doing so, the Adviser determines whether the quote obtained is sufficient according to U.S. GAAP to determine the fair value of the security. The Fund may use the quote obtained or alternative pricing sources may be utilized including valuation techniques typically utilized for illiquid securities/instruments.
Securities/instruments that are illiquid or for which the pricing source does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Adviser or the Fund’s Board of Trustees, does not represent fair value shall each be valued as of the measurement date using all techniques appropriate under the circumstances and for which sufficient data is available. These valuation techniques may vary by investment and include comparable public market valuations, comparable precedent transaction valuations and/or discounted cash flow analyses. The Board of Trustees engages third-party valuation firms to provide independent prices on securities/instruments that are illiquid or for which the pricing source does not provide a valuation. The Adviser’s Valuation Committee (the “Valuation Committee”) reviews the assessments of the third-party valuation firms and provides any recommendations with respect to changes to the fair value of each investment in the portfolio and approves the fair value of each investment in the portfolio in good faith based on the input of the third-party valuation firms. If the Adviser reasonably believes a valuation from an independent valuation firm or pricing vendor is inaccurate or unreliable, the Adviser’s Valuation Committee will consider an “override” of the particular valuation. The Valuation Committee will consider all available information at its disposal prior to making a valuation determination.
All factors that might materially impact the value of an investment are considered, including, but not limited to the assessment of the following factors, as relevant:

CARLYLE TACTICAL PRIVATE CREDIT FUND
NOTES TO CONSOLIDATED STATEMENT OF INVESTMENTS (Unaudited) (Continued)

•the nature and realizable value of any collateral;
•call features, put features and other relevant terms of debt;
•the portfolio company’s leverage and ability to make payments;
•the portfolio company’s public or private credit rating;
•the portfolio company’s actual and expected earnings and discounted cash flow;
•prevailing interest rates and spreads for similar securities and expected volatility in future interest rates;
•the markets in which the portfolio company does business and recent economic and/or market events; and
•comparisons to comparable transactions and publicly traded securities.
Investment performance data utilized are the most recently available financial statements and compliance certificate received from the portfolio companies as of the measurement date which in many cases may reflect a lag in information.
Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Because of the inherent uncertainty of valuation, these estimated values may differ significantly from the values that would have been reported had a ready market for the investments existed, and it is reasonably possible that the difference could be material.
In addition, changes in the market environment and other events that may occur over the life of the investments may cause the realized gains or losses on investments to be different from the net change in unrealized appreciation or depreciation.
U.S. GAAP establishes a hierarchical disclosure framework which ranks the level of observability of market price inputs used in measuring investments at fair value. The observability of inputs is impacted by a number of factors, including the type of investment and the characteristics specific to the investment and state of the marketplace, including the existence and transparency of transactions between market participants. Investments with readily available quoted prices or for which fair value can be measured from quoted prices in active markets generally have a higher degree of market price observability and a lesser degree of judgment applied in determining fair value.
Investments measured and reported at fair value are classified and disclosed based on the observability of inputs used in determination of fair values, as follows:
•Level 1—inputs to the valuation methodology are quoted prices available in active markets for identical investments as of the reporting date. Financial instruments in this category generally include unrestricted securities, including equities and derivatives, listed in active markets. The Adviser does not adjust the quoted price for these investments, even in situations where the Fund holds a large position and a sale could reasonably impact the quoted price.
•Level 2—inputs to the valuation methodology are either directly or indirectly observable as of the reporting date and are those other than quoted prices in active markets. Financial instruments in this category generally include less liquid and restricted securities listed in active markets, securities traded in other than active markets, government and agency securities, and certain over-the-counter derivatives where the fair value is based on observable inputs.
•Level 3—inputs to the valuation methodology are unobservable and significant to overall fair value measurement. The inputs into the determination of fair value require significant management judgment or estimation. Financial instruments in this category generally include investments in privately-held entities, collateralized loan obligations, and certain over-the-counter derivatives where the fair value is based on unobservable inputs.

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In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the overall fair value measurement. The Adviser’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment.
Transfers between levels, if any, are recognized at the beginning of the period in which the transfers occur. For the three month period ended March 31, 2021, there were transfers of $5,488,788 into Level 3 and $7,459,231 out of Level 3. Transfers into and out of Level 3 occurred due to the Fund’s policy to determine the fair value hierarchy based on available quoted prices in active markets.
The following table summarizes the Fund’s investments measured at fair value on a recurring basis by the above fair value hierarchy levels as of March 31, 2021:

	As of March 31, 2021
	Level 1	Level 2	Level 3	Total
Assets
Corporate Loans
First Lien Debt	$—	$110,174,102	$145,905,133	$256,079,235
Second Lien Debt	—	9,430,725	69,209,404	78,640,129
Unsecured	—	—	2,842,578	2,842,578
Collateralized Loan Obligations	—	—	80,838,108	80,838,108
Common Stock	—	—	1,390,381	1,390,381
Corporate Bonds
Secured	—	2,787,458	10,471,287	13,258,745
Unsecured	—	46,645	—	46,645
Preferred Stock	—	—	9,368,730	9,368,730
Warrants	—	726,107	413,742	1,139,849
Total	$—	$123,165,037	$320,439,363	$443,604,400
The changes in the Fund’s investments at fair value for which the Fund has used Level 3 inputs to determine fair value and net change in unrealized appreciation (depreciation) included in earnings for Level 3 investments still held are as follows:

	For the three month period ended March 31, 2021
	Corporate Loans			Collateralized Loan Obligations	Common Stock	Secured Corporate Bonds	Preferred Stock	Warrants	Total
	First Lien Debt	Second Lien Debt	Unsecured
Balance, beginning of period	$108,842,549	$60,019,431	$10,277,013	$43,650,987	$1,315,709	$10,312,628	$1,816,369	$61,713	$236,296,399
Purchases	48,551,620	14,021,830	367,674	36,489,800	—	132,697	7,702,650		107,266,271
Sales	(3,722,429)	(7,530,000)	—	—	—	—	—	—	(11,252,429)
Paydowns	(4,950,405)	(438,809)	(7,983,459)	—	—	—	—	—	(13,372,673)
Accretion of discount	135,383	46,987	2,687	39,831	—	12,760	—	—	237,648
Net realized gains (losses)	55,243	256,270	86,860	—	—	—	—	—	398,373
Net change in unrealized appreciation (depreciation)	1,008,140	789,170	91,803	657,490	74,672	13,202	(150,289)	352,029	2,836,217
Transfers into Level 3	982,538	4,506,250	—	—	—	—	—	—	5,488,788
Transfers out of Level 3	(4,997,506)	(2,461,725)	—	—	—	—	—	—	(7,459,231)
Balance, end of period	$145,905,133	$69,209,404	$2,842,578	$80,838,108	$1,390,381	$10,471,287	$9,368,730	$413,742	$320,439,363
Net change in unrealized appreciation (depreciation) included in earnings related to investments still held at the reporting date	$1,217,461	$962,140	$91,803	$657,490	$74,672	$13,202	$(150,289)	$352,029	$3,218,508

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The Fund generally uses the following framework when determining the fair value of investments that are categorized as Level 3:
Investments in debt securities are initially evaluated to determine whether the enterprise value of the portfolio company is greater than the applicable debt. The enterprise value of the portfolio company is estimated using a market approach and an income approach. The market approach utilizes market value (EBITDA) multiples of publicly traded comparable companies and available precedent sales transactions of comparable companies. The Fund carefully considers numerous factors when selecting the appropriate companies whose multiples are used to value its portfolio companies. These factors include, but are not limited to, the type of organization, similarity to the business being valued, relevant risk factors, as well as size, profitability and growth expectations. The income approach typically uses a discounted cash flow analysis of the portfolio company.
Investments in debt securities that do not have sufficient coverage through the enterprise value analysis are valued based on an expected probability of default and discount recovery analysis.
Investments in debt securities with sufficient coverage through the enterprise value analysis are generally valued using a discounted cash flow analysis of the underlying security. Projected cash flows in the discounted cash flow typically represent the relevant security’s contractual interest, fees and principal payments plus the assumption of full principal recovery at the security’s expected maturity date. The discount rate to be used is determined using market-based methodologies. Investments in debt securities may also be valued using consensus pricing.
Investments in equities are generally valued using a market approach and/or an income approach. The market approach utilizes EBITDA multiples of publicly traded comparable companies and available precedent sales transactions of comparable companies. The income approach typically uses a discounted cash flow analysis of the portfolio company.
The following table summarizes the quantitative information related to the significant unobservable inputs for Level 3 instruments which are carried at fair value as of March 31, 2021:

	Fair Value as of March 31, 2021	Valuation Techniques	Significant Unobservable Inputs	Range		Weighted Average
				Low	High
Corporate Loans
First Lien Debt	$106,298,109	Income Approach	Discount Rate	6.2%	15.0%	9.0%
	39,607,024	Consensus Pricing	Indicative Quotes	50.0	100.5	98.0
Second Lien Debt	54,765,904	Income Approach	Discount Rate	7.8%	22.1%	12.7%
	14,443,500	Consensus Pricing	Indicative Quotes	97.5	100.8	98.9
Unsecured	2,842,578	Income Approach	Discount Rate	21.7%	21.7%	21.7%
Secured Corporate Bonds	10,471,287	Income Approach	Discount Rate	8.9%	11.7%	10.8%
Collateralized Loan Obligations	80,838,108	Consensus Pricing	Indicative Quotes	84.3	100.9	97.0
Common Stock	1,390,381	Market Approach	Comparable Multiple	5.98x	14.50x	7.64x
Preferred Stock	8,568,750	Income Approach	Discount Rate	14.2%	17.1%	15.2%
	799,980	Consensus Pricing	Indicative Quotes	25.8	25.8	25.8
Warrants	413,742	Market Approach	Comparable Multiple	10.00x	10.00x	10.00x
Total Level 3 Investments	$320,439,363
The significant unobservable inputs used in the fair value measurement of the Fund’s investments in first and second lien, and unsecured debt securities are discount rates, indicative quotes and comparable EBITDA multiples. Significant increases in discount rates would result in a significantly lower fair value measurement. Significant decreases in indicative quotes or comparable EBITDA multiples in isolation may result in a significantly lower fair value measurement.
The significant unobservable inputs used in the fair value measurement of the Fund’s investments in equities are discount rates and comparable EBITDA multiples. Significant increases in discount rates in isolation

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would result in a significantly lower fair value measurement. Significant decreases in comparable EBITDA multiples in isolation would result in a significantly lower fair value measurement.
4. RISK FACTORS
Investment Risks
Portfolio Fair Value Risk
Under the 1940 Act, the Fund is required to carry its portfolio investments at market value or, if there is no readily available market value, at fair value. There is not a public market for the securities of the privately held companies in which the Fund may invest. Many of the Fund’s investments are not exchange-traded, but are, instead, traded on a privately negotiated over-the-counter ("OTC) secondary market for institutional investors. The Board is responsible for the valuation of the Fund’s portfolio investments, and has delegated day-to-day responsibility for implementing the portfolio valuation process set forth in the Fund’s valuation policy to the Adviser. Valuations of Fund investments are disclosed quarterly in reports publicly filed with the SEC.

A high proportion of the Fund’s investments relative to its total investments are expected to be valued at fair value. Certain factors that may be considered in determining the fair value of the Fund’s investments include dealer quotes for securities traded on the OTC secondary market for institutional investors, the nature and realizable value of any collateral, the portfolio company’s earnings and its ability to make payments on its indebtedness, the markets in which the portfolio company does business, comparison to selected publicly-traded companies, discounted cash flow and other relevant factors. The factors and methodologies used for the valuation of such securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can realize the fair value assigned to a security if it were to sell the security. Such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, and they often reflect only periodic information received by the Adviser about such companies' financial condition and/or business operations, which may be on a lagged basis and can be based on estimates. Determinations of fair value may differ materially from the values that would have been used if an exchange-traded market for these securities existed. Investments in private companies are typically governed by privately negotiated credit agreements and covenants, and reporting requirements contained in the agreements may result in a delay in reporting their financial position to lenders, which in turn may result in the Fund’s investments being valued on the basis of this reported information. Due to these various factors, the Fund’s fair value determinations could cause the Fund’s NAV on a valuation day to materially differ from what it would have been had such information been fully incorporated. As a result, investors who purchase shares may receive more or less shares and investors who tender their shares may receive more or less cash proceeds than they otherwise would receive.
Potential Conflicts of Interest Risk—Allocation of Investment Opportunities
The Adviser has adopted allocation procedures that are intended to treat each fund they advise in a manner that, over a period of time, is fair and equitable. Carlyle currently provides investment advisory and administration services and may provide in the future similar services to other entities (collectively, “Advised Funds”). Certain existing Advised Funds have, and future Advised Funds may have, investment objectives similar to those of the Fund, and such Advised Funds will invest in asset classes similar to those targeted by the Fund. Certain other existing Advised Funds do not, and future Advised Funds may not, have similar investment objectives, but such funds may from time to time invest in asset classes similar to those targeted by the Fund. The Adviser will endeavor to allocate investment opportunities in a fair and equitable manner, and in any event consistent with any fiduciary duties owed to the Fund and other clients and in an effort to avoid favoring one client over another and taking into account all relevant facts and circumstances, including (without limitation): (i) differences with respect to available capital, size of client, and remaining life of a client; (ii) differences with respect to investment objectives or current investment strategies, including regarding: (a) current and total return requirements, (b) emphasizing or limiting exposure to the security or type of security in question, (c) diversification, including industry or company exposure, currency and jurisdiction, or (d) rating agency ratings; (iii) differences in risk profile at the time an opportunity becomes available; (iv) the potential transaction and other costs of allocating an opportunity among various clients;

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(v) potential conflicts of interest, including whether a client has an existing investment in the security in question or the issuer of such security; (vi) the nature of the security or the transaction, including minimum investment amounts and the source of the opportunity; (vii) current and anticipated market and general economic conditions; (viii) existing positions in a borrower/loan/security; and (ix) prior positions in a borrower/loan/security. Nevertheless, it is possible that the Fund may not be given the opportunity to participate in certain investments made by investment funds managed by investment managers affiliated with the Adviser.
Loans
The Fund invests in loans, either through primary issuances or in secondary transactions, including potentially on a synthetic basis. The value of the Fund’s loans may be detrimentally affected to the extent a borrower defaults on its obligations. There can be no assurance that the value assigned by the Adviser can be realized upon liquidation, nor can there be any assurance that any related collateral will retain its value. Furthermore, circumstances could arise (such as in the bankruptcy of a borrower) that could cause the Fund’s security interest in the loan’s collateral to be invalidated. Also, much of the collateral will be subject to restrictions on transfer intended to satisfy securities regulations, which will limit the number of potential purchases if the Fund intends to liquidate such collateral. The amount realizable with respect to a loan may be detrimentally affected if a guarantor, if any, fails to meet its obligations under a guarantee. Finally, there may be a monetary, as well as a time cost involved in collecting on defaulted loans and, if applicable, taking possession of various types of collateral.
Collateralized Loan Obligations (CLOs)
The Fund invests in CLOs, which are commonly issued in multiple tranches often categorized as senior, mezzanine and subordinated/equity according to their degree of risk. CLOs present risks similar to those of other types of debt obligations and such risks may be of greater significance in the case of CLOs depending upon the Fund’s ranking in the capital structure. In certain cases, losses may equal the total amount of the Fund’s principal investment. CLO securities carry additional risks, including: (1) the possibility that distributions from collateral assets will not be adequate to make interest or other payments; (2) the quality of the collateral may decline in value or default; (3) investments in CLO equity and junior debt tranches will likely be subordinate in right of payment to other senior classes of CLO debt; and (4) the complex structure of a particular security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results, especially during times of market stress or volatility.
Securities on a When-Issued or Forward Commitment Basis
The Fund may purchase securities on a “when-issued” basis and may purchase or sell securities on a “forward commitment" basis to acquire the security or to hedge against anticipated changes in interest rates and prices. When such transactions are negotiated, the price is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. When-issued securities and forward commitments may be sold prior to the settlement date, but the Fund will enter into when-issued and forward commitments only with the intention of actually receiving or delivering the securities, as the case may be. If the Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it might incur a gain or loss. There is always a risk that the securities may not be delivered and that the Fund may incur a loss. Settlements in the ordinary course, which may take substantially more than five business days, are not treated by the Fund as when-issued or forward commitment transactions. The settlements of secondary market purchases of senior loans in the ordinary course, on a settlement date beyond the period expected by loan market participants are subject to delayed compensation. Furthermore, the purchase of a senior loan in the secondary market is typically negotiated and finalized pursuant to a binding trade confirmation, and therefore, the risk of non-delivery of the security to the Fund is reduced or eliminated when compared with such risk when investing in when-issued or forward commitment securities.

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Equity Security Risk
Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments. The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

Risks of Foreign Investing
The Fund may make investments in non-U.S. entities, including issuers in emerging markets. The Fund expects that its investment in non-U.S. issuers will be made primarily in U.S. dollar denominated securities, but it reserves the right to purchase securities that are foreign currency denominated. Some non-U.S. securities may be less liquid and more volatile than securities of comparable U.S. issuers.
Real Assets Investments Risk
The Fund may invest a portion of its assets in securities and credit instruments associated with real assets, including infrastructure and aviation, which have historically experienced substantial price volatility. The value of companies engaged in these industries is affected by (i) changes in general economic and market conditions; (ii) changes in environmental, governmental and other regulations; (iii) risks related to local economic conditions, overbuilding and increased competition; (iv) increases in property taxes and operating expenses; (v) changes in zoning laws; (vi) casualty and condemnation losses; (vii) surplus capacity and depletion concerns; (viii) the availability of financing; and (ix) changes in interest rates and leverage. In addition, the availability of attractive financing and refinancing typically plays a critical role in the success of these investments. As a result, such investments are subject to credit risk because borrowers may be delinquent in payment or default. Borrower delinquency and default rates may be significantly higher than estimated. The Adviser’s assessment, or a rating agency’s assessment, of borrower credit quality may prove to be overly optimistic. The value of securities in these industries may go through cycles of relative under-performance and over-performance in comparison to equity securities markets in general.

Real Estate Investments Risk
The Fund may invest a portion of its assets in securities and credit instruments of companies in the real estate industry, which has historically experienced substantial price volatility. The value of companies engaged in the real estate industry is affected by (i) changes in general economic and market conditions; (ii) changes in the value of real estate properties; (iii) risks related to local economic conditions, overbuilding and increased competition; (iv) increases in property taxes and operating expenses; (v) changes in zoning laws; (vi) casualty and condemnation losses; (vii) variations in rental income, neighborhood values or the appeal of property to tenants; (viii) the availability of financing and (ix) changes in interest rates and leverage. In addition, the availability of attractive financing and refinancing typically plays a critical role in the success of real estate investments. As a result, such investments are subject to credit risk because borrowers may be delinquent in payment or default. Borrower delinquency and default rates may be significantly higher than estimated. The Adviser’s assessment, or a rating agency’s assessment, of borrower credit quality may prove to be overly optimistic. The value of securities in this industry may go through cycles of relative under-performance and over-performance in comparison to equity securities markets in general.

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Market Risks
The success of the Fund’s activities will be affected by general economic and market conditions, such as interest rates, availability of credit, credit defaults, inflation rates, economic uncertainty, changes in laws (including laws relating to taxation of the Fund’s investments), trade barriers, currency exchange controls, disease outbreaks, pandemics, and national and international political, environmental and socioeconomic circumstances (including wars, terrorist acts or security operations).

Current and historic market turmoil has illustrated that market environments may, at any time, be characterized by uncertainty, volatility and instability. For example, the outbreak of COVID-19 is causing materially reduced consumer demand and economic output, disrupting supply chains, resulting in market closures, travel restrictions and quarantines, and adversely impacting local and global economies. As with other serious economic disruptions, governmental authorities and regulators are responding to this crisis with significant fiscal and monetary policy changes, including by providing direct capital infusions into companies, introducing new monetary programs and considerably lowering interest rates, which, in some cases resulted in negative interest rates.

COVID-19 Pandemic Risk
In late 2019 and early 2020, SARS-CoV-2 and COVID-19 emerged in China and spread rapidly across the world, including the U.S. This outbreak has led and for an unknown period of time will continue to lead to disruptions in local, regional, national and global markets and economies affected thereby. With respect to the U.S. credit markets (in particular for middle market loans), this outbreak has resulted in, and until fully resolved may continue to result in, the following among other things: (i) government imposition of various forms of “stay at home” orders and the closing of “non-essential” businesses, resulting in significant disruption to the businesses of many middle-market loan borrowers including supply chains, demand and practical aspects of their operations, as well as in lay-offs of employees, and, while these effects are hoped to be temporary, some effects could be persistent or even permanent; (ii) increased draws by borrowers on revolving lines of credit;(iii) increased requests by borrowers for amendments and waivers of their credit agreements to avoid default, increased defaults by such borrowers and/or increased difficulty in obtaining refinancing at the maturity dates of their loans; (iv) volatility and disruption of these markets including greater volatility in pricing and spreads and difficulty in valuing loans during periods of increased volatility, and liquidity issues; and (v) rapidly evolving proposals and/or actions by state and federal governments to address problems being experienced by the markets and by businesses and the economy in general which will not necessarily adequately address the problems facing the loan market and middle market businesses. This outbreak is having, and any future outbreaks could have, an adverse impact on our portfolio companies and us and on the markets and the economy in general, and that impact could be material. Although, the U.S. government enacted the Coronavirus Aid, Relief, and Economic Security Act (the “CARES Act”) on March 27, 2020 and the Consolidated Appropriations Act, 2021 (the “Consolidated Appropriations Act”) on December 27, 2020, which contain provisions intended to mitigate the adverse economic effects of the COVID-19 pandemic, it is uncertain whether, or how much, the Fund’s portfolio companies may benefit from the CARES Act, the Consolidated Appropriations Act, the American Rescue Plan Act or any other subsequent legislation intended to provide financial relief or assistance. It is impossible to determine the scope of this outbreak, or any future outbreaks, how long any such outbreak, market disruption or uncertainties may last, the effect any governmental actions will have or the full potential impact on the Fund and its portfolio companies.
Further, from an operational perspective, the Adviser’s investment professionals are currently working remotely. An extended period of remote work arrangements could strain our business continuity plans, introduce operational risk, including but not limited to cybersecurity risks, and impair our ability to manage our business. In addition, we are highly dependent on third party service providers for certain communication and information systems. As a result, we rely upon the successful implementation and execution of the business continuity planning of such providers in the current environment. If one or more of these third parties to whom we outsource certain critical business activities experience operational failures as a result of the impacts from the spread of COVID-19, or claim that they cannot perform due to a force majeure, it may have a material adverse effect on our business, financial condition, results of operations, liquidity and cash flows.

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While several countries, as well as certain states in the United States, have relaxed public health restrictions with a view to partially or fully reopening their economies, recurring COVID-19 outbreaks have led to the re-introduction of such restrictions in certain states in the United States and globally and could continue to lead to the re-introduction of such restrictions elsewhere. These continued travel restrictions may prolong the global economic downturn. The absence or delay of viable treatment options or a widely available vaccine could lead people to continue to self-isolate and not participate in the economy at pre-pandemic levels for a prolonged period of time. Even after the COVID-19 pandemic subsides, the U.S. economy and most other major global economies may experience a recession, and the Fund could be materially adversely affected by a prolonged recession in the U.S. and other major markets.
Interest Rate Risk
As of March 31, 2021, on a fair value basis, approximately 7.6% of the Fund’s debt investments bear interest at a fixed rate and approximately 92.4% of the Fund’s debt investments bear interest at a floating rate, which primarily are subject to interest rate floors. Interest rates on the investments held within the Fund’s portfolio of investments are typically based on floating LIBOR, with many of these investments also having a LIBOR floor. Additionally, the SPV Credit Facility is also subject to floating interest rates and is currently paid based on floating LIBOR and EURIBOR rates.
General interest rate fluctuations and changes in credit spreads on floating rate loans may have a substantial negative impact on the Fund’s investments and investment opportunities and, accordingly, may have a material adverse effect on the Fund’s rate of return on invested capital, the Fund’s net investment income and the Fund’s NAV.
The Fund is exposed to medium to long-term spread duration securities. Longer spread duration securities have a greater adverse price impact to increases in interest rates.
The Adviser regularly measures exposure to interest rate risk. Interest rate risk is assessed on an ongoing basis by comparing the Fund’s interest rate sensitive assets to its interest rate sensitive liabilities. Based on that review, the Adviser determines whether or not any hedging transactions are necessary to mitigate exposure to changes in interest rates.
Inflation Risk
Inflation risk is the risk that the value of certain assets or income from the Fund’s investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of investments and distributions can decline. In addition, during any periods of rising inflation, the dividend rates or borrowing costs associated with the Fund’s use of leverage would likely increase, which would tend to further reduce returns to shareholders.
Risks Associated with Changes in LIBOR
On July 27, 2017, the United Kingdom (the “UK”) Financial Conduct Authority announced that it intends to stop persuading or compelling banks to submit LIBOR rates after 2021. It is unclear whether new methods of calculating LIBOR will be established such that it continues to exist after 2021. The administrator of LIBOR has announced that it will consult on its intention to cease the publication of the one week and two month LIBOR settings immediately following the LIBOR publication on December 31, 2021, and the remaining U.S. dollar LIBOR settings immediately following the LIBOR publication on June 30, 2023. At this time, it is not possible to predict the effect of any such changes, any establishment of alternative reference rates or any other reforms to LIBOR that may be enacted in the UK or elsewhere. It is possible that banks will not continue to provide submissions for the calculation of LIBOR. Similarly, it is not possible to predict whether LIBOR will continue to be viewed as an acceptable market benchmark, what rate or rates may become accepted alternatives to LIBOR, or what the effect of any such changes in views or alternatives may have on the financial markets for LIBOR-linked financial instruments.

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To identify a successor rate for U.S. dollar LIBOR, the Alternative Reference Rates Committee ("ARRC"), a U.S.-based group convened by the Board of Governors of the Federal Reserve System and the Federal Reserve Bank of New York, was formed. Financial regulators in the UK, the European Union (the “EU”), Japan and Switzerland also formed working groups with the aim of recommending alternatives to LIBOR denominated in their local currencies. The ARRC has identified the Secured Overnight Financing Rate ("SOFR") as its preferred alternative rate for LIBOR. SOFR is a measure of the cost of borrowing cash overnight, collateralized by U.S. Treasury securities, and is based on directly observable U.S. Treasury-backed repurchase transactions. Although SOFR appears to be the preferred replacement rate for U.S. dollar LIBOR, it is unclear if other benchmarks may emerge or if other rates will be adopted outside the U.S.
The expected discontinuance of LIBOR may require the Fund to renegotiate credit agreements entered into prior to the discontinuation of LIBOR and extending beyond 2021 with the Fund’s portfolio companies that utilize LIBOR as a factor in determining the interest rate, in order to replace LIBOR with the new standard that is established, which may have an adverse effect on our ability to receive attractive returns.
In addition, if LIBOR ceases to exist, the Fund may need to renegotiate certain terms of the Fund’s credit facility. If the Fund is unable to do so, amounts outstanding under the Fund’s credit facility may bear interest at a higher rate, which would increase the cost of our borrowings and, in turn, affect our return on capital.
Depending on several factors, including those set forth above, and the related costs of negotiating and documenting necessary changes to documentation, our business, financial condition and results of operations could be materially adversely impacted by the market transition or reform of certain reference rates and benchmarks. Other factors include the pace of the transition to replacement or reformed rates, the specific terms and parameters for and market acceptance of any alternative reference rates, prices and liquidity of trading markets for products based on alternative reference rates, and the Fund’s ability to transition and develop appropriate systems and analytics for one or more alternative reference rates.
Credit Risk
Credit risk relates to the ability of the borrower under an instrument to make interest and principal payments as they become due. The Fund’s investments in loans and other debt instruments are subject to risk of missing an interest and/or principal payment.
Credit Spread Risk
Credit spread risk is the risk that credit spreads (i.e., the difference in yield between securities that is due to differences in their credit quality) may increase when the market expects below-investment-grade bonds to default more frequently. Widening credit spreads may quickly reduce the market values of below-investment-grade and unrated securities. The U.S. capital markets have experienced extreme volatility and disruption following the spread of COVID-19, which has increased the spread between yields realized on risk-free and higher risk securities, resulting in illiquidity in parts of the capital markets. These and future market disruptions and/or illiquidity would be expected to have an adverse effect on the Fund’s business, financial condition, results of operations and cash flows.
Prepayment Risk
Prepayment risk relates to the early repayment of principal on a loan or debt security. Loans are generally callable at any time, and certain loans may be callable at any time at no premium to par. Having the loan or other debt instrument called early may have the effect of reducing the Fund’s actual investment income below its expected investment income if the capital returned cannot be invested in transactions with equal or greater yields.

Volatility Risk
Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

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NOTES TO CONSOLIDATED STATEMENT OF INVESTMENTS (Unaudited) (Continued)

Equity Risk
Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.
Foreign Exchange Rate Risk
Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

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NOTES TO CONSOLIDATED STATEMENT OF INVESTMENTS (Unaudited) (Continued)

5. COMMITMENTS AND CONTINGENCIES
As of March 31, 2021, the Fund had unfunded commitments to fund delayed draw and revolving senior secured loans of $21,564,056 and $5,337,752, respectively. Unfunded loans at par are included in the investments on the Consolidated Statement of Investments.

Investments—Corporate Loans		Unused Rate	Par / Principal Amount	Fair Value

1-800-Pack-Rat, LLC	Delayed Draw Term Loan	0.50%	$600,000	$(15,000)
Advanced Web Technologies Holding Company	Delayed Draw Term Loan	1.00	1,149,299	3,218
Advanced Web Technologies Holding Company	Revolver	0.50	377,627	1,057
American Physician Partners, LLC	Revolver	0.50	41,251	(1,233)
Applied Technical Services	Delayed Draw Term Loan	1.00	988,142	(4,299)
Applied Technical Services	Revolver	0.50	395,257	(1,720)
Apptio, Inc.	Revolver	0.50	106,509	799
Cano Health LLC	Delayed Draw Term Loan	0.50	534,351	(331)
Chemical Computing Group	Revolver	0.50	135,379	—
DCA Investment Holdings, LLC	Delayed Draw Term Loan	1.00	816,358	(12,245)
Diligent Corporation	Delayed Draw Term Loan	1.00	351,500	2,355
Diligent Corporation	Revolver	0.50	117,200	785
Greenhouse Software, Inc.	Revolver	0.50	735,294	(16,544)
Hampton Rubber Company	Delayed Draw Term Loan	3.50	635,593	(9,534)
Hawkeye AcquisitionCo, LLC	Delayed Draw Term Loan	1.00	1,484,781	(29,696)
Hawkeye AcquisitionCo, LLC	Revolver	0.50	185,598	(3,712)
Helios Buyer, Inc.	Delayed Draw Term Loan	1.00	2,336,229	(10,069)
Helios Buyer, Inc.	Revolver	0.50	344,594	(1,485)
Hercules Borrower LLC	Revolver	0.50	719,954	(10,367)
Higginbotham Insurance Agency, Inc.	Delayed Draw Term Loan	1.00	1,098,266	6,260
Individual FoodService Holdings, LLC	Delayed Draw Term Loan	1.00	444,040	(5,595)
Individual FoodService Holdings, LLC	Revolver	0.50	339,989	(4,284)
Integrity Marketing Acquisition, LLC	Delayed Draw Term Loan	1.00	6,000,000	(90,000)
Mailgun Technologies, Inc.	Revolver	0.50	134,191	(1,235)
National Technical Systems, Inc.	Revolver	0.50	173,340	—
OneDigital Borrower LLC	Delayed Draw Term Loan	5.25	89,844	(75)
Pound Bidco, Inc.	Revolver	0.50	996,678	(19,934)
Sapphire Telecom, Inc.	Revolver	0.50	463,413	(68,956)
Speedstar Holding Corporation	Delayed Draw Term Loan	1.00	927,325	(18,324)
The Leaders Romans Bidco Ltd.[1]	Delayed Draw Term Loan	1.63	439,709	43,860
TLBFP, LLC	Delayed Draw Term Loan	2.00	1,090,909	(8,182)
Trump Card LLC	Revolver	0.50	71,480	(865)
VRC Companies, LLC	Delayed Draw Term Loan	0.75	2,210,000	(44,200)
YLG Holdings, Inc.	Delayed Draw Term Loan	1.00	367,709	(2,317)
Unfunded Commitments Total			$26,901,809	$(321,868)
(1) Par / Principal Amount is converted to USD using the EUR/USD of 1.17 on funding date
The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s

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NOTES TO CONSOLIDATED STATEMENT OF INVESTMENTS (Unaudited) (Continued)

maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered to be remote.
6. SUBSEQUENT EVENTS
Subsequent events have been evaluated through the date the consolidated statement of investments was issued. There have been no subsequent events that require recognition or disclosure through the date the consolidated statement of investments was issued, except as disclosed below.
On May 5, 2021, OCPC Credit Facility SPV LLC entered a loan and security agreement with JPMorgan Chase Bank. The agreement provides the SPV with an asset-backed credit facility of up to an amount equal to the lesser of $225,000,000 commitment and the borrowing base. On May 14, 2021 the loan and security agreement was amended to increase the commitment to $250,000,000. Borrowings under the credit facility bear interest based on the applicable reference rate plus a spread of 2.05% per annum.